UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

MADISON TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51302	85-2151785
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Park Avenue, 30th Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 339-5888

(Registrant’s telephone number, including area code)

240 Vaughan Drive, Suite 200

Alpharetta, GA 30009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MDEX	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Madison Technologies, Inc. (hereinafter referred to as “us,” “we,” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “First Amendment”) to its Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on April 23, 2021 (the “Original Report”) to amend and restate the filing in its entirety and to amend the disclosure set forth Item 9.01 of the Original Report to state that the acquisition of the Acquired Stations not constitute the acquisition of a business in accordance with the guidance set forth in Section 11-01(d) of Regulation S-X and therefore financial statements and pro forma financial information are not required under Regulation S-X.. Except as described above, no other information in the Original Filing has been updated and this First Amendment continues to speak as of the date of the Original Filing. Other events occurring after the filing of the Original Filing or other disclosure necessary to reflect subsequent events will be addressed in other reports filed with or furnished to the SEC subsequent to the date of the filing of the Original Filing.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 19, 2021, Sovrn Holdings, Inc. (“Sovryn”), a wholly-owned subsidiary of Madison Technologies, Inc. (the “Company”) completed the previously announced acquisition of the Acquired Stations (as defined below), pursuant to the terms of that certain asset purchase agreement (the “Asset Purchase Agreement”), dated February 17, 2021, by and between Sovryn and NRJ TV II CA OPCO, LLC, a Delaware limited liability company (“OpCo”) and NRJ TV III CA License Co., LLC, a Delaware limited liability company (together with OpCo, “Sellers”). At closing, upon the terms and conditions described in the Asset Purchase Agreement, Sovryn acquired the licenses and Federal Communications Commission (“FCC”) authorizations to the KNET-CD and KNLA-CD Class A television stations owned by the Sellers (the “Acquired Stations”), certain tangible personal property, real property, contracts, intangible property, files, claims and prepaid items together with certain assumed liabilities in connection with the Acquired Stations (the “Asset Sale Transaction”). The purchase price for the Asset Sale Transaction consisted of a payment to the Sellers of $10,330,000, subject to certain adjustments, in cash.

The Asset Purchase Agreement (and the foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby) has been included to provide investors and shareholders with information regarding the terms of the Asset Purchase Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about the Company or Sovryn. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only as of specified dates for the purposes of the Asset Purchase Agreement, were solely for the benefit of the parties to the Asset Purchase Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Asset Purchase Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Asset Purchase Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The foregoing description of the Asset Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company has determined that the Asset Sale Transaction does not constitute the acquisition of a business in accordance with the guidance set forth in Section 11-01(d) of Regulation S-X and therefore financial statements and unaudited combined pro forma financial statements are not required under Regulation S-X.

(b) Pro Forma Financial Information.

The Company has determined that the Asset Sale Transaction does not constitute the acquisition of a business in accordance with the guidance set forth in Section 11-01(d) of Regulation S-X and therefore financial statements and unaudited combined pro forma financial statements are not required under Regulation S-X.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement, dated February 17, 2021, by and between Sovryn Holdings, Inc., NJR TV III CA OPCO, LLC and NRJ TV III CA LICENSE CO., LLC (filed as exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2021 and incorporated herein by reference)

*Portions of this exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON TECHNOLOGIES INC.

Dated: June 16, 2021	/s/ Philip Falcone
Philip Falcone
Chief Executive Officer